Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent events
Subsequent events
29	Subsequent events

In January 2023, the Company approved to grant a total number of 63,464 share options to certain employees at an exercise price of US$9.70 per option.

On March 6, 2023, the board of directors resolved to approve the appointment of Mr. Jun Hong Heng, an independent director of the Company, as an additional member of the audit committee, since then, the audit committee has been consisted of three members, namely Ms. Grace Hui Tang, Mr. Jim Zhang (Zhang Xingsheng) and Mr. Jun Hong Heng with Ms. Grace Hui Tang being the chairman. The board also resolved to approve the grants of options, which are share-settleable for a fixed monetary amount of US$160,000, to each of the three audit committee members on March 30, 2023 (“Grant date”). All the options will vest one year after the Grant Date.